UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.           )

Filed by the Registrant  ☒           Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MEDIVATION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders of MEDIVATION, INC. To Be Held On:JUNE 22, 2016, at 8:30 a.m. (Pacific time) AT 499 IllINOIS STrEET, 2ND FlOOr, TrEASUrE ISlAND CONFErENCE rOOM SAN FrANCISCO, CA 94158 COMPANY NUMBEr ACCOUNT NUMBEr CONTrOl NUMBEr This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. we encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 23, 2016. Please visit http://www.astproxyportal.com/ast/08317/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO rEqUEST MATErIAl: TElEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIl: info@amstock.com wEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONlINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting. IN PErSON: You may vote your shares in person by attending the Annual Meeting. TElEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIl: You may request a card by following the instructions above. THE BOArD OF DIrECTOrS rECOMMENDS A VOTE FOr All THE NOMINEES FOr DIrECTOr lISTED BElOw, "FOr" PrOPOSAl NO. 2, "FOr" PrOPOSAl NO. 3, "FOr" PrOPOSAl NO. 4 AND "AgAINST" PrOPOSAl NO. 5. 1. To elect the nominees for director named below to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. Kim D. Blickenstaff Kathryn E. Falberg David T. Hung, M.D. Michael L. King, Ph.D C. Patrick Machado Dawn Svoronos W. Anthony Vernon Wendy L. Yarno 2. To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as Medivation’s independent registered public accounting firm for the fiscal year ending December 31, 2016. 3. To approve, on an advisory basis, the compensation of Medivation’s named executive officers, as disclosed in the proxy statement of Medivation. 4. To approve an Amendment and Restatement of the Medivation, Inc. Amended and Restated 2004 Equity Incentive Award Plan to increase the number of shares of Medivation’s common stock reserved for issuance under the plan by 1,600,000 shares and make certain other changes as described in Proposal No. 4 in the proxy statement of Medivation. 5. The shareholder proposal regarding proxy access, if properly presented at the Annual Meeting. NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Directions to the Annual Meeting may be obtained by emailing ir@medivation.com. Attendance will be limited to stockholders or their proxy holders. If you are a proxy holder for a stockholder whose shares are registered in his or her name, you must provide a copy of the proxy from the stockholder of record. If you hold shares through a broker, bank or similar organization, you must provide proof of beneficial ownership as of April 25, 2016, such as a brokerage or bank account statement, a copy of the proxy from the broker or other agent, or other similar evidence of ownership. Each attendee must also present valid photo identification, such as a driver’s license or passport. Cameras, recording devices, and other electronic devices will not be permitted at the Annual Meeting. NOMINEES: COMPANY NUMBEr ACCOUNT NUMBEr CONTrOl NUMBEr JOHN SMITH 1234 MAIN STrEET APT. 203 NEw YOrk, NY 10038 Please note that you cannot use this notice to vote by mail.